iShares®
iShares Trust
Supplement dated January 2, 2026
to the currently effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the iShares Large Cap Accelerated Outcome ETF (TWOX), iShares Large Cap 10% Target Buffer Dec ETF (TEND) and iShares Large Cap Max Buffer Dec ETF (DMAX) (each, a “Fund”)
As described in the Fund’s Prospectus, Summary Prospectus and SAI, each Fund seeks to provide certain outcomes for an investment held over an entire Outcome Period. Capitalized terms have the meanings ascribed to them in each Fund’s Prospectus and SAI.
An investment in each Fund over the course of the Outcome Period is subject to such Fund’s Approximate Cap as set forth in the table below.

Fund (Ticker)	Outcome Period	Approximate Cap

iShares Large Cap Accelerated Outcome ETF (TWOX)	Jan. 1, 2026 to Mar. 31, 2026	6.34% (gross of management fee) 6.22% (net of management fee)

iShares Large Cap 10% Target Buffer Dec ETF (TEND)	Jan. 1, 2026 to Dec. 31, 2026	16.65% (gross of management fee) 16.15% (net of management fee)

iShares Large Cap Max Buffer Dec ETF (DMAX)	Jan. 1, 2026 to Dec. 31, 2026	6.80% (gross of management fee) 6.30% (net of management fee)
Each Fund’s Prospectus, Summary Prospectus and SAI are amended to revise all references to the Outcome Period and Approximate Cap, when applicable, to reflect the information above.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑TWOX+ TEND+ DMAX ‑Cap‑0126

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